______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) August 26, 1996


          GREENWICH CAPITAL ACCEPTANCE, INC., as depositor under a certain Pooling and Servicing Agreement, dated as of July 1, 1996, providing for the issuance of Greenwich Capital Acceptance, Inc. Mortgage Pass-Through Certificates, Series 1996-CHL1


                   GREENWICH CAPITAL ACCEPTANCE, INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                 33-80740            61199884
----------------------------     -----------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                    06830
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (203) 625-2700
                                                     ----- --------
_____________________________________________________________________

Item 5.   Other Events.
----      ------------

     On the August 26, 1996 and September 25, 1996 Distribution Dates, The Bank of New York, as trustee (the "Series 1996-CHL1 Trustee") of the Greenwich Capital Acceptance, Inc. Mortgage Pass-Through Certificates, Series 1996-CHL1 (the "Series 1996-CHL1 Trust"), distributed to holders (the "Series 1996-CHL1 Certificateholders") of the Series 1996-CHL1 Trust's Class A, Class B-IO and Class R Certificates interest and principal totaling $3,260,878.37 and $2,793,490.16, respectively, for such dates pursuant to a Pooling and Servicing Agreement dated as of July 1, 1996 (the "Pooling and Servicing Agreement") among Greenwich Capital Acceptance, Inc., as depositor, Countrywide Home Loans, Inc., as seller and servicer, and the Series 1996-CHL1 Trustee. All capitalized terms not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Series 1996-CHL1 Trustee distributed statements, which are annexed hereto as Exhibit 1 and
Exhibit 2, to the Series 1996-CHL1 Certificateholders.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.   Greenwich   Capital   Acceptance,    Inc.   Mortgage   Pass-Through
          Certificates, Series 1996-CHL1, Statement to Certificateholders dated August 25, 1996.

     2.   Greenwich   Capital   Acceptance,    Inc.   Mortgage   Pass-Through
          Certificates, Series 1996-CHL1, Statement to Certificateholders dated September 25, 1996.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GREENWICH CAPITAL ACCEPTANCE, INC.


                           By:  /s/ Brian D. Bernard
                               -------------------------
                                 Brian D. Bernard
                                 Vice President


Dated:  October 18, 1996


                                Exhibit Index
                                -------------

Exhibit                                                                  Page
-------                                                                  ----

1.   Greenwich Capital Acceptance, Inc. Mortgage Pass-Through
     Certificates, Series 1996-CHL1, Statement to  Certificateholders
     dated August 25, 1996.                                                 6

2.   Greenwich Capital Acceptance, Inc. Mortgage Pass-Through
     Certificates, Series 1996-CHL1, Statement to Certificateholders
     dated September 25, 1996.                                              9